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                                                                    EXHIBIT 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS


I, James H. Keyes, Chairman and Chief Executive Officer of Johnson Controls, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Johnson Controls, Inc.


Dated: August 9, 2002



                                                     /s/ James H. Keyes
                                                     ------------------
                                                     James H. Keyes


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